                                                                   EXHIBIT 10.47

                           ALLIANCE DATA SYSTEMS, INC.
                               RETAINER AGREEMENT
                          [CUSTOMER]-FALL [YEAR] SEASON


The following represents the proposed Retainer Agreement (the "Agreement") between Alliance Data Systems, Inc. ("Alliance Data") and [CUSTOMER] ("Customer") for the Fall [YEAR] season, consisting of [AUGUST ____ THROUGH JANUARY _____]. Customer and Alliance Data have agreed that Alliance Data will execute certain database marketing programs defined below during the Fall [YEAR] Season for the benefit of Customer.


ANALYTICAL RESOURCES PROVIDED BY ALLIANCE DATA
As part of the Agreement, Alliance Data commits to providing the following resources as an Account Team to Customer during the Fall [YEAR] season:
Account Manager                                   100%
Senior Analyst                                    100%
Analyst                                           100%
Analyst                                           100%
Analyst                                            50%


SERVICES INCLUDED IN THE RETAINER FEE
-    Strategic and tactical consulting
-    Database program development, implementation, analysis, and management
-    Segmentation model building using CHAID techniques
- Coordination of database programs with Alliance Data MIS, Credit Marketing Projects Group, and Portfolio, plus Epsilon and outside vendors (as defined in programs)
- Account administration, including billing, budgeting, maintenance of account documentation, and ad-hoc pricing
-    Data processing (tape production, CPU time)

-    Flexibility Clause:
         In an effort to be responsive to Customer's changing business needs, the Alliance Data Account Team can work on new, higher priority projects outside of those described in this Agreement below as a trade to existing, lower priority projects. Or, Customer can request additional Analysts be added to the team to support the extra projects with 30 days notice. Alliance Data will propose the experience level of the Analyst to be added and the increase in retainer fee.

SERVICES EXCLUDED FROM THE RETAINER FEE

OTHER ALLIANCE DATA AGREEMENTS
-    Fixed cost of the database updates and maintenance
- Credit program services provided by Alliance Data's Credit Marketing Projects Group, except for the execution of standard Gold upgrades.

ADDITIONAL PRODUCTS AND SERVICES
These products and services can be purchased at Customer's request.
-    Alliance Data's Portrait TM consumer profile product
-    Demographic and Lifestyle overlays of the Customer subset
- Building statistical models (utilizing regression or neural network modeling techniques), outside those proposed below.
-    Execution of surveys and tabulation of results
-    Prospecting list acquisition and processing expenses
-    Insert coordination


DATABASE MARKETING FALL [YEAR] PROGRAMS
Exhibit 1 illustrates the Database marketing programs scheduled to be performed by Alliance Data for Customer during the Fall [YEAR] season as part of this Agreement.

RETAINER FEE FOR THE FALL [YEAR] SEASON
Alliance Data's charge for the retainer team of one account manager, one senior analyst, plus two and a half analysts is $________. Alliance Data will bill Customer the base fee of $________ on the 15th of each month beginning August 15, _____ through December 15, _____, with the sixth and final bill to be submitted on January 15, _____ totaling $_______. Payment is due within thirty
(30) days of the invoice date.


EFFECTIVE DATES
Upon receipt of written sign off below, Alliance Data will assign an a account team to be retained by Customer for the Fall season from August ___, _____ through January ___, _____. A renewal retainer proposal for the Spring _____ Season will be submitted to Customer by ____________.


CUSTOMER
                                                     Date:
-------------------------------                           ---------------
(Vice President Marketing)

                                                     Date:
-------------------------------                           ---------------
(Chief Financial Officer)


ALLIANCE DATA SYSTEMS
                                                     Date:
-------------------------------                           ---------------
(Director, Database Marketing Analysis & Modeling)

                             [CUSTOMER] FALL [YEAR]
                       SAMPLE DATABASE MARKETING PROGRAMS


    --------------------------------------------------------------------------------------------------------------------
        PROGRAM                                TIMING                        TYPE                  CIRCULATION
    --------------------------------------------------------------------------------------------------------------------
    DIRECT MAIL
    --------------------------------------------------------------------------------------------------------------------
    Fall Preview Private Sale                  8/22-23            Strategy, Selection, Analysis            TBD
    --------------------------------------------------------------------------------------------------------------------
    Venezia Event                              8/29-31            Strategy, Selection, Analysis            TBD
    --------------------------------------------------------------------------------------------------------------------
    One Day Sale                               9/20-21            Strategy, Selection, Analysis            TBD
    --------------------------------------------------------------------------------------------------------------------
    Fall Sale                                   10/11             Strategy, Selection, Analysis            TBD
    --------------------------------------------------------------------------------------------------------------------
    Fashion Mailer (#1) Test                   10/24-25           Strategy, Selection, Analysis            TBD
    --------------------------------------------------------------------------------------------------------------------
    Private Sale                                11/15             Strategy, Selection, Analysis            TBD
    --------------------------------------------------------------------------------------------------------------------
    Fashion Mailer (#2) Test                   11/28-29           Strategy, Selection, Analysis            TBD
    --------------------------------------------------------------------------------------------------------------------
    Two Day Sale                               12/12-13                                                    TBD
    --------------------------------------------------------------------------------------------------------------------
    Repetitive Fashion Test             9/20-21, 10/11, 11/15,    Strategy, Selection, Analysis            TBD
                                              & 12/12-13
    --------------------------------------------------------------------------------------------------------------------
    New Store Announcements                    August -               Tape Selections (11)                 TBD
                                               January
    --------------------------------------------------------------------------------------------------------------------
    CREDIT *
    --------------------------------------------------------------------------------------------------------------------
    $0 Balance Newsletter (#1)                  August               Strategy, Database Tape               TBD
                                                                       Selection, Analysis
    --------------------------------------------------------------------------------------------------------------------
    Merchandise Insert                         October                      Analysis                       TBD
    --------------------------------------------------------------------------------------------------------------------
    Gold Upgrade (Welcome Kit)                 October               Database Tape Selection               TBD
    --------------------------------------------------------------------------------------------------------------------
    Miss You / Thank You                       October            Strategy, Selection, Analysis            TBD
    --------------------------------------------------------------------------------------------------------------------
    $0 Balance Newsletter (#2)                 November              Strategy, Database Tape               TBD
                                                                       Selection, Analysis
    --------------------------------------------------------------------------------------------------------------------
    Holiday Card Insert                        December                     Analysis                       TBD
    --------------------------------------------------------------------------------------------------------------------
    OTHER
    --------------------------------------------------------------------------------------------------------------------
    Season Strategic Planning
    --------------------------------------------------------------------------------------------------------------------
    Trend Reports Qualitative Analysis         October
    --------------------------------------------------------------------------------------------------------------------
    Quarterly Business Analysis            August, November
    --------------------------------------------------------------------------------------------------------------------
    Season Results Recap                      September
    --------------------------------------------------------------------------------------------------------------------
    Competitive Data                           On-going
    --------------------------------------------------------------------------------------------------------------------
    Develop Incremental Sales Model        October-November
    --------------------------------------------------------------------------------------------------------------------

* Database marketing retainer does NOT cover Alliance Data Credit Marketing Projects Group's support of Credit related programs. Credit Marketing Projects' services for credit systems coordination, quality checking program implementation will be covered under a separate agreement.